POLICY MANAGEMENT SYSTEMS CORPORATION
                         WORKING CAPITAL PROMISSORY NOTE
$30,000,000                                                     August  3,  2000
                                                        El  Segundo,  California

  PAYMENT WITH RESPECT TO THIS NOTE IS SUBJECT TO A SUBORDINATION AGREEMENT (THE
   "SUBORDINATION AGREEMENT"), DATED AS OF THE DATE HEREOF AMONG THE MAKER, THE LENDER, AND BANK OF AMERICA, N.A., AS AGENT, AND EACH HOLDER OF THIS NOTE, BY
    ITS ACCEPTANCE HEREOF SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION
                                   AGREEMENT.

     FOR VALUE RECEIVED, the undersigned, POLICY MANAGEMENT SYSTEMS CORPORATION, a South Carolina corporation ("MAKER"), hereby promises to pay to the order of Computer Sciences Corporation, a Nevada corporation ("LENDER"), at such address as Lender may specify and in accordance with the terms of this Working Capital Promissory Note (this "NOTE"), the sum of up to THIRTY MILLION DOLLARS ($30,000,000) (the "COMMITTED AMOUNT"), or so much of said sum as has been advanced and is then outstanding hereunder, together with all accrued and unpaid interest.

     1. REQUEST FOR ADVANCE. This Note is a note under which one or more advances may be made by the Lender to the Maker (each such advance an "Advance" and collectively, the "Advances") from time to time until the Termination Date (as defined in Section 3 below) for general working capital purposes of the Maker in an aggregate principal amount at any time outstanding such that, after giving effect to the application of the proceeds of any Advance made by the Lender on any date, the aggregate principal amount of all Advances hereunder does not exceed $30,000,000. Each Advance hereunder shall be in a minimum aggregate principal amount of $1,000,000 and integral multiples of $100,000 in excess thereof (or the remaining amount of the Committed Amount, if less). Advances hereunder are not revolving in nature and may not be reborrowed.

     Advances hereunder may be requested in the Maker's discretion by submission to the Lender of a Request for Advance, in form annexed hereto as Exhibit "A", at least three (3) business days prior to the Advance Date.

     The Lender's obligation to fund is subject to the Agreement and Plan of Merger dated as of June 20, 2000 by and among Maker, Lender and Patriot
Acquisition  Corp,  as  the  same  may  be  amended  from  time  to  time.

     2. INTEREST. Each Advance outstanding under this Note shall bear interest from the date of such Advance until such date that such Advance has been entirely repaid or converted, at a simple rate per annum equal to the lesser of (a) the London Inter-Bank Offered Rate, adjusted for reserve requirements, for three month U.S. Dollar deposits, as quoted by Bank of America, N.A., plus two and three quarters percent (275 basis points) or (b) the maximum rate permitted by applicable law. Interest shall not be due and payable until the Termination Date.

     3. REPAYMENT OF ADVANCES. The entire aggregate principal balance of the Advances hereunder, together with all interest accrued thereon, will become immediately due and payable upon the earlier to occur of any of the following (the "Termination Date"):

          (i)     July  3,  2001;  or

          (ii) Only to the extent permitted by the terms of the subordination agreement by and among Lender, Maker and Bank of America, N.A. as agent for the Senior Lenders (as defined therein) (the "Subordination Agreement"), immediately prior to the occurrence of the "Event of Default" as described and defined in Section 6.1(k) of the Credit Agreements (as the term "Credit Agreements" is defined in the Subordination Agreement); or

          (iii) Subject to the terms of the Subordination Agreement, upon acceleration of this Note after the occurrence of any Event of Default (as defined below).

     4.     DEFAULT  AND  ACCELERATION.

          (a)     Event  of  Default. "EVENT OF DEFAULT" means the occurrence of
                  ------------------
any  of  the  following:

                  (i) the failure of Maker to punctually and faithfully observe or perform any of the other covenants, conditions or obligations imposed upon Maker by this Note, which failure is not remedied within 10 business days following written notice thereof from Lender;

                  (ii) there is an assignment by Maker for the benefit of creditors or a composition with creditors;

                  (iii) Maker petitions or applies to any tribunal for, or consents to the appointment of, or the taking of possession by, a trustee, receiver, custodian, liquidator or similar official of any substantial amount of its assets, or commences any proceedings under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or other liquidation law of any jurisdiction;

                  (iv) an order for relief is entered in an involuntary case under the bankruptcy laws of the United States, or an order, judgment or decree is entered appointing a trustee, receiver, custodian, liquidator or similar official or adjudicating Maker bankrupt or insolvent, or ordering or approving Maker's liquidation or reorganization, or any significant modification of the rights of its creditors or approving the petition in any such proceedings and such order, judgment or decree remains in effect for 5 business days; or any involuntary petition or complaint is filed against Maker under the bankruptcy laws of the United States seeking the appointment of a trustee, receiver, custodian, liquidator or similar official, and such petition or complaint has not been dismissed within 10 business days of the filing thereof; or

                  (v) there is levied any writ of execution or other judicial process upon any material portion of the property of Maker not released within 5 business days thereafter.

          (b)     Acceleration.  Subject  to  the  terms  of  the Subordination
                  ------------
Agreement, in the event any Event of Default has occurred and is continuing, Lender may declare the unpaid aggregate balance of the Advances hereunder immediately due and payable, whereupon this Note will forthwith mature and become due and payable without presentment, demand, protest or other notice, all of which are hereby waived, and Lender may proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any obligation herein contained, or for an injunction against a violation of any of the terms or provisions hereof, or in aid of the exercise of any power granted hereby or by equity or at law; provided, however, that upon the occurrence of any  Event  of  Default  described  in Section 3(a)(ii), (iii), (iv) or (v), the
                                       ------------------------------------
unpaid aggregate balance of the Advances hereunder will automatically become due and payable without any action by Lender.

(c)     Expenses.  In  the  event any Event of Default has occurred, Maker shall
        --------
pay to Lender such additional amount as will be sufficient to cover the actual costs and expenses of enforcement and collection, including without limitation, actual attorneys' fees, expenses and disbursements.

     5.     MISCELLANEOUS.

          (a)     Good  Faith  Best Efforts. Maker shall not take any action for
                  -------------------------
the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by Maker. Maker shall at all times in good faith use its best efforts in carrying out all such action as may be necessary or appropriate in order to make effective the transactions contemplated by this Note.

          (b)     Amendment  and  Waiver.  This  Note  may  not  be modified or
                  ----------------------
amended, and the observance of any term of this Note may not be waived (either generally or in a particular instance and either retroactively or prospectively) , without the prior written consent of the Lender and the Senior Lenders.

          (c)     Rights, Powers, Privileges and Remedies.  No delay or omission
                  ---------------------------------------
on the part of Lender in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any waiver or omission on the part of Lender of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder nor will any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. All remedies, either under this Note or at law or otherwise afforded to Lender, will be cumulative.

          (d)     Governing Law. This Note will be construed in accordance with,
                  -------------
and the rights of the parties hereto will be governed by, the internal laws of the State of California.

          (e)     Successors  and  Assigns.  This  Note will be binding upon and
                  ------------------------
inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part by Maker to any person or entity without the prior written consent of Lender.

          (f)     Replacement  Notes.  Upon  receipt of evidence satisfactory to
                  ------------------
Maker of the loss, theft, destruction or mutilation of this Note, Maker shall issue a new Note of like tenor in lieu of such lost, stolen, destroyed or mutilated Note.

          (g)     Notices.  All  notices  and  other  communications required or
                  -------
permitted hereunder will be in writing and will be delivered by facsimile, courier or nationally-recognized overnight delivery service addressed as follows:

      if  to  Lender:                        with  copies  to:
      --------------                         -----------------
      Computer  Sciences  Corporation        Gibson,  Dunn  &  Crutcher
      2100  East  Grand  Avenue              333  South  Grand  Avenue
      El  Segundo,  CA  90245                Los  Angeles,  CA  90071
      Telecopy:  (310)  322-9767             Telecopy:  (213)  229-6236
      Attention:  Chief  Financial  Officer  Attention:  Brian  D.  Kilb

      if  to  Maker:                         with  copies  to:
      -------------                          ----------------
      Policy  Management  Systems            Dewey  Ballantine  LLP
      Corporation                            1301  Avenue  of  the  Americas
      One  PMSC  Center                      New  York,  New  York  10019-6092
      Columbia,  SC  29016                   Telecopy:  (212)  259-6333
      Telecopy:  (803)  333-4747             Attention:  Richard  D.  Pritz
      Attention:  President



     IN WITNESS WHEREOF, this Note has been duly executed and delivered as of the date first above written.

              MAKER:

              POLICY  MANAGEMENT  SYSTEMS
              CORPORATION
              a  South  Carolina  corporation

              By:     /S/  Stephen  G.  Morrison
                      --------------------------

              Name:     Stephen  G.  Morrison
                        ---------------------

              Title:     Exec.  Vice  President  and  General  Counsel
                         ---------------------------------------------

                                   EXHIBIT "A'
                               REQUEST FOR ADVANCE
                               -------------------


TO:         __________________
     ___________,  __  _______
Attention:  _____________


     The undersigned hereby requests an Advance under the Working Capital Promissory Note dated _________ ___, 2000 (the "Note"), in the principal amount of Thirty Million Dollars ($30,000,000) made by the undersigned to ______________________, pursuant to the following terms:

Advance  Amount:               $
Advance  Date:                    ________,  2000

          Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Note.

     Dated  this  _____  day  of  _____________,  2000.


              POLICY  MANAGEMENT  SYSTEMS
              CORPORATION
              a  South  Carolina  corporation

              By:

              Name:

              Title: